Trust for Advised Portfolios
Supplement dated June 27, 2023
to the Statement of Additional Information
dated October 31, 2022, as previously supplemented for the
Zevenbergen Growth Fund
Zevenbergen Genea Fund

Harry E. Resis will resign from the Board of Trustees effective as of the close of business on July 1, 2023. Accordingly, all references to Mr. Resis as a current Trustee of the Trust for Advised Portfolios are removed as of that date.

Please retain this supplement with your Statement of Additional Information for future reference.